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                                                                   EXHIBIT 23.15

                        CONSENT OF INDEPENDENT AUDITORS

  I consent to the reference to my name under the caption "Experts" and to the use of my report dated December 3, 1998 with respect to the financial statements of Internet Solutions, LLC included in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. for the registration of 8,000,000 shares of its Common Stock.

                                          /s/ Kevin J. Tochtrop, Certified
                                           Public
                                                       Accountant

Washington, Missouri

March 19, 1999